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                                                                    EXHIBIT 23.2



                        [LETTERHEAD OF DIXON ODOM PLLC]



                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Carolina Fincorp, Inc. of our report dated July 28, 1997, incorporated by reference in the Annual Report on Form 10-KSB of Carolina Fincorp, Inc. for the year ended June 30, 1997.



/s/ Dixon Odom PLLC

Southern Pines, North Carolina

December 22, 1997